UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Mediware Information Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Mediware Information Systems, Inc.

11711 West 79th Street
Lenexa, Kansas 66214

November 2, 2012

SUPPLEMENTAL INFORMATION
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 8, 2012

Mediware Information Systems, Inc., a New York corporation (“Mediware,” “we,” “us” or “our”), is providing additional information relating to the matters to be considered at the special meeting of shareholders to be held at 111 East 48th Street, New York, New York 10017 (InterContinental New York Barclay Hotel), on November 8, 2012, beginning at 10:00 a.m. eastern time, for the following purposes:

1.
Adoption and Approval of the Merger Agreement.  To consider and vote on a proposal to adopt and approve the Agreement and Plan of Merger, dated as of September 11, 2012 (the “merger agreement”), among Mediware, Project Ruby Parent Corp. (“Parent”) and Project Ruby Merger Corp. (“Merger Sub”), as it may be amended from time to time, and approve the merger contemplated thereby (the “merger”);

2.
Advisory Approval of Certain Executive Compensation.  To approve, on a nonbinding, advisory basis, the compensation and related agreements and arrangements of our named executive officers that are based upon or otherwise relate to the merger;

3.
Adjournment or Postponement of the Special Meeting.  To approve the adjournment or postponement of the special meeting if necessary or appropriate to solicit additional proxies if there are insufficient votes properly cast at the time of the meeting to adopt and approve the merger agreement and approve the merger; and

4.	Other Matters. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

This supplemental information is not intended to and does not update the disclosures contained in the proxy statement dated October 9, 2012 in connection with the solicitation of proxies for use at the special meeting, which information was made as of the date of the proxy statement except where the information specifically indicated that another date applied.  Without admitting in any way that the disclosures below are material or otherwise required by law, we wish to inform you that:

On October 18, 2012, a shareholder filed a putative class action lawsuit in the Supreme Court of the State of New York, County of New York, against us, our directors, Thoma Bravo, LLC, an affiliate of Parent and Merger Sub, and Merger Sub.  The complaint for the case, styled Kempf v. Mediware Information Systems, Inc. et al., Index No.: 653649/2012, alleges that our directors breached their fiduciary duties by failing to maximize shareholder value in the merger and by failing to disclose certain material information in the proxy statement.  The complaint also alleges that Thoma Bravo, LLC and Merger Sub aided and abetted these breaches.  The complaint seeks to enjoin the transaction as well as rescission, damages, legal fees and other relief.  As of November 1, 2012, we had not been served with the complaint, and therefore have no present obligation to respond.  If we are served with the complaint, we intend to vigorously defend against the action as we do not believe that the claims alleged have merit.

It is possible that similar suits or other litigation will be filed, either in the Supreme Court of the State of New York, County of New York, or elsewhere.  We do not intend to announce the existence of any additional litigation or the progress of the foregoing litigation unless a development that we consider substantial occurs.

CAUTIONARY NOTE CONCERNING FORWARD-LOOKING STATEMENTS

Certain statements in this supplemental information constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor created thereby.  Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning.  These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties, which may cause actual results to differ significantly from the results discussed in the forward-looking statements, including: (a) the failure to timely consummate, or to consummate at all, the merger, which may adversely affect our business and the price of our stock; (b) the diversion of management time from our ongoing operations; (c) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including termination under certain specified circumstances that could require us to pay a termination fee of $5,769,000 to Parent or to reimburse Parent for certain of its costs and expenses up to $2,000,000; (d) the outcome of any legal proceedings that may be instituted against us related to the merger agreement; (e) the inability to complete the merger due to the failure to obtain shareholder approval for the merger or the failure to satisfy other conditions to completion of the merger, including the receipt of regulatory approvals related to the merger; (f) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; (g) the effect of the announcement of the pendency of the merger on our business relationships, operating results and business generally; (h) the amount of the costs, fees, expenses and charges related to the merger; and (i) other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC.  Additional information concerning these and other factors can be found in our filings with the SEC, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Except as required by law, we expressly disclaim any obligation to publicly revise any forward-looking statements contained in this supplemental information to reflect the occurrence of events after November 1, 2012.

WHERE YOU CAN FIND MORE INFORMATION

Any person, including any beneficial owner, to whom the proxy statement was delivered may request copies of this supplemental information, as well as the proxy statement and the reports, opinions or agreements attached to the proxy statement, and any other information concerning us, without charge, by written request directed to us at Mediware Information Systems, Inc., 11711 West 79th Street, Lenexa, Kansas 66214, Attention: Robert C. Weber.  Information concerning us can also be obtained through our website (www.mediware.com) or from the SEC through the SEC’s website at www.sec.gov.  The information contained on our website is not part of, or incorporated into, this supplemental information.  If you would like to request documents, please do so within five business days prior to the special meeting in order to receive them before the special meeting.